UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2026

Strategic Storage Trust VI, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-56545	85-3494431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Terrace Road, Ladera Ranch, California 92694

(Address of principal executive offices, including zip code)

(877) 327-3485

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

On July 14, 2026, Strategic Storage Trust VI, Inc., a Maryland corporation (the “Company”), Strategic Storage Growth Trust III, Inc., a Maryland corporation (“SSGT III”), and SSGT III Merger Sub, LLC, a Maryland limited liability company and a wholly-owned subsidiary of the Company (“Merger Sub”), entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”). SSGT III and the Company are both sponsored by an affiliate of SmartStop Self Storage REIT, Inc.

The Merger Agreement provides that the Company will acquire SSGT III by way of a merger of SSGT III with and into Merger Sub, with Merger Sub being the surviving entity (the “Merger”). The Merger is expected to close during the fourth quarter of 2026. At the effective time of the Merger (the “Merger Effective Time”), SSGT III shall cease to exist as a separate entity in accordance with the applicable provisions of the Maryland General Corporation Law. The special committee of the board of directors of the Company (the “SST VI Special Committee”), the board of directors of the Company (the “SST VI Board”), the special committee of the board of directors of SSGT III (the “SSGT III Special Committee”), and the board of directors of SSGT III (the “SSGT III Board”) have unanimously approved the Merger, the Merger Agreement, and the transactions contemplated by the Merger Agreement. The SST VI Special Committee and the SSGT III Special Committee are each comprised entirely of independent directors.

Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the Merger Effective Time, (a) each share of SSGT III’s common stock, $0.001 par value per share (“SSGT III Common Stock”), issued and outstanding immediately prior to the Merger Effective Time (other than shares owned by the Company, any subsidiary of the Company, or any subsidiary of SSGT III) will be converted into the right to receive one share of the Company’s Class A Common Stock, $0.001 par value per share (the “SST VI Common Stock”), subject to the treatment of fractional shares in accordance with the Merger Agreement, and (b) each share of Series A Convertible Preferred Stock, $0.001 par value per share, of SSGT III (“SSGT III Series A Preferred Stock”) automatically will be converted into the right to receive a share of Series G Convertible Preferred Stock, $0.001 par value per share, of the Company, a newly designated series of preferred stock of the Company having powers, preferences, privileges and rights substantially the same as those of the SSGT III Series A Preferred Stock (the “SST VI Series G Preferred Stock”, and such right to receive the SST VI Common Stock and SST VI Series G Preferred Stock (collectively, the “Merger Consideration”)).

Assuming all of the conditions of the Merger are satisfied and the Merger is consummated in accordance with the terms in the Merger Agreement, the Company will acquire all of the real estate owned by SSGT III, which as of June 30, 2026 consisted of (i) 12 wholly-owned self storage facilities located in four states and three Canadian provinces comprising approximately 9,215 self storage units and approximately 981,465 net rentable square feet, (ii) SSGT III’s 50% equity interest in three unconsolidated real estate ventures located in the two Canadian provinces (British Columbia and Quebec) (the “JV Properties”), and (iii) beneficial interest in three Delaware Statutory Trust (“DST”) sponsored programs. The unconsolidated real estate ventures consist of one operating self storage property and two parcels of land being developed into self storage facilities, with subsidiaries of SmartCentres Real Estate Investment Trust, an unaffiliated third party, owning the other 50% of such entities.

As of June 30, 2026, SSGT III’s wholly-owned self storage portfolio was comprised of the following:

Property	State	Units(1)	Sq. Ft. (net)(2)	% of Total Rentable Sq. Ft.	Physical Occupancy
Rolling Acres Rd - Lady Lake	FL	870	136,000	14%	88%
State Rd 44 - Wildwood	FL	1,010	97,400	10%	92%
Industrial Blvd - Chula Vista	CA	1,010	110,200	11%	92%
Tamiami Trail - Fort Myers	FL	780	78,000	8%	91%
State Route 35 - Eatontown	NJ	730	65,800	7%	95%
Ingram Dr - North York	ON	770	81,800	8%	92%
McNab Dr - Tamarac	FL	760	69,000	7%	90%
Inglewood Dr - St. Albert (Edmonton)	AB	310	36,900	4%	93%
128 Ave NW - Edmonton	AB	560	65,200	7%	91%
Mapleview Dr W - Barrie	ON	740	88,900	9%	93%
Vancouver	BC	800	53,390	5%	94%
Greenway	TX	875	98,875	10%	82%
Total	12	9,215	981,465	100%	91%

(1) Includes all rentable units, consisting of storage units and parking units (approximately 165 units).

(2) Includes all rentable square feet consisting of storage units and parking units (approximately 54,000 square feet).

As of June 30, 2026, SSGT III also held a joint venture interest in the following properties:

Unconsolidated Real Estate Venture	Location	Date Real Estate Venture Acquired Land	Real Estate Venture Status	Completion Date or estimated completion	Units(1)	Sq. Ft. (net)(1)
Victoria	Victoria, British Columbia	April 2024	Under development	2027	1,150	100,000
Laval	Laval, Quebec	April 2024	Operational	June 2026	1,300	125,000
New Westminster	New Westminster, British Columbia	June 2025	Under development	2027	1,170	99,275
					3,620	324,275

(1) Approximate units and net rentable square feet at completion.

As of June 30, 2026, SSGT III also held a beneficial interest in the following properties:

DST Sponsor Program	Property	Location	Ownership %	Units(1)	Sq. Ft. (net)(2)	Physical Occupancy
Blue Door I, DST	E Cary St.	Richard, Virginia	5%	560	58,800	89%
Blue Door I, DST	Long Shoals Rd.	Arden, North Carolina	5%	480	64,000	95%
Blue Door II, DST	FM 2181	Corinth, Texas	57%	770	98,200	94%
Blue Door II, DST	Narcoossee Rd.	Orlando, Florida	57%	690	100,700	89%
Blue Door II, DST	Spencer Highway	Pasadena, Texas	57%	930	149,100	91%
Blue Door III, DST	Florida Central Pkwy	Longwood, Florida	100%	550	68,000	94%
Blue Door III, DST	S. Cockrell Hill Rd.	Dallas, Texas	100%	670	74,800	90%
Blue Door III, DST	N 83rd Ave.	Phoenix, Arizona	100%	720	81,200	91%
				5,370	694,800	91%

(1) Includes all rentable units, consisting of storage units and parking units (approximately 150 units).

(2) Includes all rentable square feet consisting of storage units and parking units (approximately 60,800 square feet).

The Merger Agreement contains customary representations, warranties, and covenants, including covenants relating to the conduct of the respective businesses of the Company and SSGT III during the period between the execution of the Merger Agreement and the earlier of the completion of the Merger or the termination of the Merger Agreement in accordance with its terms. The closing of the Merger (the “Closing”) is subject to and conditioned on the approval of the Merger by the affirmative vote of the holders of not less than a majority of all outstanding shares of SSGT III Common Stock (the “Stockholder Approval”). Pursuant to the terms of the Merger Agreement, the Closing is also subject to other customary conditions, including the delivery of certain documents and legal opinions, the accuracy of the representations and warranties of the parties (subject to the bring-down standards contained in the Merger Agreement), the effectiveness of the registration statement on Form S-4 to be filed by the Company to register the shares of the SST VI Common Stock to be issued as Merger Consideration, and the absence of a “SST VI Material Adverse Effect” or “SSGT III Material Adverse Effect” (as each term is defined in the Merger Agreement). The Company’s obligation to consummate the Merger is not subject to a financing condition. The Closing is not subject to the approval of the Company’s stockholders.

The Merger Agreement prohibits SSGT III and its subsidiaries and representatives from soliciting alternative acquisition proposals, subject to certain limited exceptions. During the period beginning on the date of the Merger Agreement and continuing for forty-two (42) days, the parties are subject to a customary “window shop” related to potential bidder proposals. SSGT III has agreed not to solicit or enter into an agreement regarding an Acquisition Proposal (as defined in the Merger Agreement), and, subject to certain exceptions, is not permitted to enter into discussions or negotiations concerning any Acquisition Proposal. However, prior to obtaining the Stockholder Approval, SSGT III may engage in discussions or negotiations and provide nonpublic information to a third party which has made an unsolicited, bona fide written Acquisition Proposal if the SSGT III Special Committee determines in good faith, after consultation with outside legal counsel and outside financial advisors, that such Acquisition Proposal either constitutes or could reasonably be expected to lead to a Superior Proposal (as defined in the Merger Agreement).

The Merger Agreement also provides that prior to the Stockholder Approval, upon receipt of a Superior Proposal, the SSGT III Board may, under specified circumstances, make an Adverse Recommendation Change or terminate the Merger Agreement to enter into an Alternative Acquisition Agreement, subject to complying with certain conditions set forth in the Merger Agreement, including (i) providing the Company notice at least three business days prior to effecting such Adverse Recommendation Change or entering into such Alternative Acquisition Agreement, and (ii) negotiating in good faith with the Company for a period of three business days after such notification to make adjustments to the terms and conditions of the Merger Agreement such that the Superior Proposal ceases to constitute (in the good faith determination of the SSGT III Special Committee, after consultation with outside legal counsel and outside financial advisors) a Superior Proposal. Any material amendment to such Superior Proposal requires a new notice and an additional two business day negotiation period.

The Merger Agreement contains the following termination rights: (i) by mutual written consent of the Company and SSGT III; (ii) by either the Company or SSGT III, if the Closing has not occurred by April 10, 2027; (iii) by either the Company or SSGT III, if a governmental authority issues an order, decree, ruling, or other action that permanently enjoins or prohibits the transactions under the Merger Agreement; (iv) by either the Company or SSGT III, if the Stockholder Approval is not obtained; (v) by either the Company or SSGT III, if the other party breaches any representation or covenant that causes a condition to the Closing to not be satisfied; (vi) by SSGT III, subject to the conditions contained in the Merger Agreement, in order to enter into an Alternative Acquisition Agreement prior to SSGT III obtaining Stockholder Approval; (vii) by SSGT III, upon the occurrence of an Intervening Event (as defined in the Merger Agreement); or (viii) by the Company, subject to the conditions contained in the Merger Agreement, if prior to SSGT III obtaining Stockholder Approval, any of the following occurs: (a) the SSGT III Board makes an Adverse Recommendation Change, for any reason; (b) a tender or exchange offer for shares of SSGT III Common Stock commences and the SSGT III Board fails to recommend against acceptance of the offer and to publicly reaffirm the recommendation for the Merger; or (c) SSGT III materially violates its non-solicitation obligations with respect to Acquisition Proposals.

In connection with the termination of the Merger Agreement and SSGT III’s entry into an Alternative Acquisition Agreement with respect to a Superior Proposal, as well as under other specified circumstances, SSGT III will be required to pay to the Company a termination payment of $2.7 million in the event of termination during the “window shop” period, and a termination payment of $5.4 million in the event of termination under certain other circumstances. In addition, the Merger Agreement provides for customary expense reimbursement (not to exceed $1.0 million) under specified circumstances set forth in the Merger Agreement.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Merger Agreement has been included as an exhibit hereto solely to provide the Company’s investors and security holders with information regarding its terms. It is not intended to be a source of financial, business, or operational information about the Company, SSGT III, or their respective subsidiaries or affiliates. The representations, warranties, and covenants contained in the Merger Agreement: (i) are made only for purposes of the Merger Agreement and are made as of specific dates; (ii) are solely for the benefit of the parties; (iii) may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Merger Agreement, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties rather than establishing matters as facts; and (iv) may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors or security holders. The Company’s and SSGT III’s investors and security holders should not rely on the representations, warranties, and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, SSGT III, or their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties, and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures.

Item 7.01 Regulation FD Disclosure.

On July 14, 2026, the Company and SSGT III issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 7.01 disclosure.

Pursuant to the rules and regulations of the SEC, the information in this Item 7.01 disclosure, including Exhibit 99.1 and the information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01 Other Events.

Concurrently with the entry into the Merger Agreement, SSGT III, SS Growth Operating Partnership III, L.P., the operating partnership of SSGT III (“SSGT III Operating Partnership”), and SS Growth Advisor III, LLC, SSGT III’s external investment advisor and an indirect subsidiary of SmartStop Self Storage REIT, Inc. (“SSGT III Advisor”), entered into a termination agreement, pursuant to which the advisory agreement, dated as of May 18, 2022, by and among SSGT III, SSGT III Operating Partnership, and SSGT III Advisor will terminate immediately prior to the Merger Effective Time. The termination agreement also provides that notwithstanding the disposition fee and related calculations due to SSGT III Advisor under SSGT III’s advisory agreement, the parties agreed that the amount payable to SSGT III Advisor thereunder immediately prior to the effective time of the Merger shall be $2.0 million, which amount shall be paid in units of limited partnership interests in SSGT III Operating Partnership.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

2.1*	Agreement and Plan of Merger, dated as of July 14, 2026, by and among Strategic Storage Trust VI, Inc., Strategic Storage Growth Trust III, Inc., and SSGT III Merger Sub, LLC

99.1	Joint Press Release dated as of July 14, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.

Additional Information and Where to Find It

In connection with the proposed Merger, the Company intends to file a registration statement on Form S-4 with the SEC that will include a proxy statement of SSGT III and will also constitute a prospectus of the Company. SSGT III intends to mail or otherwise provide to its stockholders the proxy statement/prospectus and other relevant materials, and hold a meeting of its stockholders to obtain the requisite stockholder approval of the Merger. BEFORE MAKING ANY VOTING DECISION, SSGT III’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE PARTIES TO THE PROPOSED MERGER. Investors and security holders may obtain a free copy of the proxy statement/prospectus and other documents that the Company files with the SEC (when available) from the SEC’s website at www.sec.gov and the Company’s website at https://strategicreit.com/products/sst6. In addition, the proxy statement/prospectus and other documents filed by the Company with the SEC (when available) may be obtained from the Company free of charge by directing a request to the following address: Strategic Storage Trust VI, Inc., Attention: Nicholas M. Look, 10 Terrace Road, Ladera Ranch, California 92694, or by calling (866) 418-5144.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy or sell any securities or a solicitation of a proxy or of any vote or approval. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. This communication may be deemed to be solicitation material in respect of the proposed Merger.

Participants in Solicitation Relating to the Merger

The Company and SSGT III and their respective directors and executive officers, as well as SSGT III Advisor, may be deemed, under SEC rules, to be participants in the solicitation of proxies from SSGT III’s stockholders with respect to the proposed Merger. Security holders can obtain information regarding the names, affiliations and interests of such persons in the Company’s proxy statement/prospectus when it becomes available. Investors may obtain additional information regarding the interests of such participants by reading the proxy statement/prospectus regarding the proposed Merger when it becomes available.

All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. The Company may not be able to complete the proposed transaction on the terms described above or other acceptable terms or at all because of a number of factors, including without limitation, the following: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (ii) the failure to obtain the Stockholder Approval or the failure to satisfy the other closing conditions to the Merger; (iii) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction; and (iv) the effect of the announcement of the Merger on the ability of the parties to retain and hire key personnel, maintain relationships with their customers and suppliers, and maintain their operating results and business generally.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent the Company’s views as of the date on which such statements were made. The Company anticipates that subsequent events and developments may cause its views to change. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. Additional factors that may affect the business or financial results of the Company are described in the risk factors included in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, copies of which are available on the SEC’s website, www.sec.gov. The Company expressly disclaims a duty to provide updates to forward-looking statements, whether as a result of new information, future events or other occurrences

Forward-Looking Statements

Statements about the expected timing, completion and effects of the Merger and the other transactions contemplated by the Merger Agreement and all other statements in this report and the exhibits furnished or filed herewith, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC STORAGE TRUST VI, INC.

Date: July 14, 2026	By: /s/ Matt F. Lopez
Matt F. Lopez
Chief Financial Officer and Treasurer